Tel: 919-754-9370 Fax: 919-754-9369 www.bdo.com	421 Fayetteville Street Suite 300 Raleigh, NC 27601

Report of Independent Accountants on Applying Agreed-Upon Procedures

ELFI Graduate Loan Program 2018-A LLC
12700 Kingston Pike
Knoxville, TN 37934

We (“BDO”) have performed the procedures enumerated below, which were agreed to by ELFI Graduate Loan Program 2018-A LLC (the “Company”), Citigroup Global Markets Inc. (“Citigroup”), and Credit Suisse Securities (USA) LLC (“Credit Suisse”, together with the Company and Citigroup, the “Specified Parties”), solely to assist you in performing certain procedures relating to the accuracy of certain attributes of a portfolio of private student loans as of February 28, 2018 (the “Student Loans”) in conjunction with the proposed offering of ELFI Graduate Loan Program 2018-A LLC, Student Loan Asset-Backed Notes (the “Transaction”). The Company is responsible for the accuracy of certain attributes of the private loans with respect to the Transaction (the “Responsible Party”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the specified parties in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The following definitions, unless otherwise indicated, were used in presenting our procedures and findings:

•	Compared – The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	Recalculated – The phrase “recalculated” refers to a recalculation of one or more data elements using a prescribed methodology.

•
Loan Data File - We received an electronic data file and related decodes (the “Loan Data File”) from the Company. The Company indicated that the Loan Data File contains information on a pool of student loans (the “Student Loans”) and that the aggregate outstanding balance of the Student Loans has a collateral cut-off date of February 28, 2018 (the “Collateral Cut-Off Date”).

•
Transaction Summary File - We received electronic data files (collectively, the “Transaction Summary File”) from the Company.  The Company indicated that the Transaction Summary File contains the February 28, 2018 aggregate value of the assets in the trust estate under the Indenture and the liabilities represented under the par value of the Indenture summarized in the Offering Documents.

•	Third Party Student Loan Servicer – The Company indicated that the Student Loans are serviced Higher Education Loan Authority of the State of Missouri (the “Servicer”).

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

For the procedures described below, our thresholds for reporting exceptions was variances greater than the following, unless otherwise noted:

•	Loan Sample Variances (Absolute Variances)

o	Original Loan Balance and Current Loan Balance – Greater than $1.00
o	Interest Rate – Greater than 10 basis points
o	Repayment Begin Date, Repayment End Date, Last Day of Enrollment, Deferment End Date, Forbearance, First Disbursement Date, and Graduation Date – Greater than 30 days
o	Borrower Credit Score – Greater than 1 point
o	Gross Income – Greater than 3.5%

Our procedures and findings are as follows:

1.	Sampled Student Loans

a.	We randomly selected a sample of 150 student loans (the “Sampled Student Loans”) from the Loan Data File.

b.	For each loan of the Sampled Student Loans, we obtained the following files from the Company (collectively, the “Source Files”):

i.	Electronic data files (collectively, the “Servicing Information Support File”)

ii.	Promissory note, loan agreement and truth in lending act disclosure statements (collectively, the “Originating Documents”)

iii.	An export from the underwriting system (collectively, the “Underwriting System Files”)

iv.	The following files (collectively, the “Income Verification Documentation”) for each respective borrower and co-borrower, as applicable:

1.	W-2’s, pay statements, personal tax returns, business tax returns, employer offer letters, and/or other documents relating to income

2.	Certain additional supporting documentation from the auto-verification of employment and income through the credit reports.

v.	Electronic documents used by the underwriter to calculate the borrower’s and co-borrower’s gross income (collectively, the “Gross Income Calculation Methodology File”).

c.	We performed comparisons and recalculation procedures, as applicable, for the following student loan characteristics (the “Sample Characteristics”) included in the Loan Data File:

Sample Characteristics	Field Name within Loan Data File
1. Account Identification No.	WF_STU_SPE_ACC_ID
2. Loan Type	IC_LON_PGM
3. Borrower State	LC_ST_BR_RSD_APL
4. Original Loan Balance	WA_ORG_PRI
5. Current Interest Rate	WR_ITR_1
6. Current Loan Balance	WA_CUR_PRI
7. Repayment Begin Date	LD_TRM_BEG
8. Repayment End Date	LD_TRM_END
9. First Disbursement Date	LD_LON_1_DSB
10.Loan Status	WX_LON_STA
11.Borrower Credit Score	FICO
12.Gross Income	INCOME
13.School Name	SCHOOL
14.Graduation Date	GRADUATION DATE

d.
For each loan of the Sampled Student Loans, using the information, instruction, methodology, assumptions, and the Loan Data File field mapping that was provided by the Company, we compared the value in the Loan Data File to the following:

Sample Characteristic	Underwriting System Files	Servicing Information Support File	Originating Documents
1. Account Identification No.	x
2. Loan Type	x
3. Borrower State		x
4. Original Loan Balance			x
5. Current Interest Rate		x
6. Current Loan Balance		x
7. Repayment Begin Date		x
8. Repayment End Date		x
9. First Disbursement Date		x
10.Loan Status		x
11.Borrower Credit Score	x
12.Gross Income*
13.School Name	x
14.Graduation Date	x
*Gross income was recalculated using the Income Verification Documentation and the Gross Income Methodology File.

No exceptions were noted in performing the above procedures.

e.
For each of the Sampled Student Loans, using the Account Identification No. per the Loan Data File, we obtained the first and last name of the borrower from the Underwriting System Files. We then agreed the borrower’s first and last name per the Underwriting System Files to the Originating Documents.

No exceptions were noted in performing the above procedures.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the accuracy of certain attributes of the private student loans with respect to the Transaction. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, and is not intended to and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with BDO wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

•	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk or

•	Acquire any rights or claims against BDO, and BDO assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report's contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ BDO USA, LLP

Raleigh, NC
March 29, 2018

4